Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made this 10th day of June 2005, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation, as borrower (“Borrower”) SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof, and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Provider in connection with the transactions contemplated by this Agreement, and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrower as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) the obligations of Grantors arising from this Agreement, the Credit Agreement, and the other Loan Documents, including, without limitation, under the Guaranty, (b) all Bank Product Obligations, and (c) all Obligations of Borrower (including, without limitation, any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding), plus reasonable attorneys fees and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom (clauses (a), (b), and (c) being hereinafter referred to as the “Secured Obligations”), by the granting of the security interests contemplated by this Agreement, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Accounts” means accounts (as that term is defined in the Code).

(b) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(c) “Copyrights” means copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, (iii) the right to sue for past, present and future infringements, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(d) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Provider, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, a security interest in all their respective Copyrights.

(e) “Deposit Account” means deposit account (as that term is defined in the Code).

(f) “Equipment” means equipment (as that term is defined in the Code).

(g) “Excluded Property” means, with respect to a Grantor, (a) Stock issued by a Foreign Subsidiary of any Grantor, which Subsidiary is not a “United States person” under Section 7701(a)(30) of the IRC, to the extent such Stock represents greater than 65% of the total combined voting power of all of the issued and outstanding Stock of such Subsidiary so long as such Stock is not required to be pledged pursuant to terms of the Credit Agreement, (b) any item of General Intangibles that is now or hereafter held by such Grantor but only to the extent that such item of General Intangibles (or any agreement evidencing such item of General Intangibles) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, however, that (x) Excluded Property shall not include any Proceeds of any item of General Intangibles and (y) any item of General Intangibles that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.

(h) “General Intangibles” means general intangibles (as that term is defined in the Code and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property and Negotiable Collateral.

(i) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

(j) “Intellectual Property Licenses” means rights under or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Lender Group’s rights under the Loan Documents, including, without limitation, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(k) “Inventory” means inventory (as that term is defined in the Code).

(l) “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(m) “Patents” means patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(n) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Provider, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, a security interest in all their respective Patents.

(o) “Pledged Companies” means, each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

(p) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(q) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(r) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies.

(s) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(t) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(u) “Securities Accounts” means securities accounts (as that term is defined in the Code).

(v) “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(w) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Provider, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, a security interest in all their respective Trademarks.

(x) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. In order to secure repayment of the Secured Obligations in accordance with the terms of the Loan Documents and in order to secure performance by each Grantor and Borrower of the covenants under the Loan Documents, each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing security interest in all right, title and interest in all of its personal property, including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (hereinafter referred to as the “Security Interest”), including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (“Books”);

(c) all of such Grantor’s chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper (“Chattel Paper”);

(d) all of such Grantor’s interest with respect to any Deposit Account;

(e) all of such Grantor’s Equipment and fixtures;

(f) All of such Grantor’s General Intangibles;

(g) all of such Grantor’s Inventory;

(h) all of such Grantor’s Investment Related Property;

(i) all of such Grantor’s letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) (“Negotiable Collateral”);

(j) all of such Grantor’s rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property (“Supporting Obligations”);

(k) all of such Grantor’s interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto (“Commercial Tort Claims”);

(l) all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group;

(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding the foregoing, the Collateral shall not include the Excluded Property.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Provider or any of them.

4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) as between Grantors, on the one hand, and Agent and the Lender Group on the other hand, each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this

Agreement had not been executed, (b) as between Grantors, on the one hand, and Agent and the Lender Group, on the other hand, the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain in the applicable Grantor except when both (A) an Event of Default shall have occurred and be continuing and (B) Agent shall have notified the applicable Grantor of Agent’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to and in accordance with Section 15 hereof.

5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.

(b) Schedule 7 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

(c) As of the Closing Date, no Grantor has any interest in, or title to, any registered or otherwise material Copyrights, Intellectual Property Licenses (other than software licenses in which a Grantor is a licensee for off-the-shelf commercial or shrink-wrap software or for which the licensing fee is less than Five Thousand Dollars ($5,000)), Patents, or Trademarks except as set forth on Schedules 1, 2, 3 and 5, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United State Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor.

(d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements (and payment of all applicable filing fees with respect to such financing statements) listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto. Upon the making of such filings (and payment of all applicable filing fees with respect to such financing statements), Agent shall have a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.

(e) Except for the Security Interest created hereby, (i) each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto, Agent shall have a first priority perfected security interest in the Investment Related Collateral of each Grantor to the extent such security interest can be perfected by the taking of the actions specified in clauses (A) – (D) of this sentence; and (iv) each Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

(f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of the Security Interest in accordance with Section 22 hereof:

(a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Agent and in accordance with Section 8 hereof, shall execute such other documents as shall be reasonably requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers endorsed in blank as shall be reasonably requested by Agent;

(b) Chattel Paper.

(i) Each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Foothill, Inc., as Agent for the benefit of the Lender Group and the Bank Product Provider”;

(c) Control Agreements.

(i) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor;

(ii) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

(d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 2 Business Days after becoming a beneficiary), notify Agent thereof to the extent such letters of credit are in the aggregate in excess of One Hundred Thousand Dollars ($100,000) at any one time and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code), that subject to the terms of this Agreement, assigns such letter-of-credit rights to Agent solely as security for the payment of the Obligations and the Guarantied Obligations (as defined in the Guaranty) and performance of the terms of the Loan Documents and directs all payments thereunder to a Deposit Account that is subject to a Control Agreement, all in form and substance satisfactory to Agent;

(e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 2 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party in an amount in excess of One Hundred Thousand Dollars ($100,000) and, upon request of Agent, promptly amend Schedule 6 to this Agreement, authorize the filing of additional or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts (a) with the United States of America or any department, agency, or instrumentality thereof, and (b) such contract or contracts represent in the aggregate more than two percent (2%) of the annual consolidated revenues of Holdings and its Subsidiaries in payments to Grantors, then Grantors shall promptly (and in any event within 2 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that, subject to the terms of this Agreement, all moneys due or to become due under such contract or contracts shall be assigned to Agent solely as security for the payment of Obligations and performance of covenants referenced in Section 2 hereof, for the benefit of the Lender Group and the Bank Product Provider, and notice thereof given under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, and/or Patent Security Agreements to evidence Agent’s Lien on such Grantor’s Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, to the extent and in the manner necessary or economically desirable in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks and is material to such Grantor’s business until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Agent;

(iii) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;

(iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

(h) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 2 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence of an Event of Default and until such time as such Event of Default is no longer continuing, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent’s in the exact form received;

(iii) Each Grantor shall promptly deliver to Agent a copy of each notice or other communication received by it as holder of any Pledged Interests in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents;

(v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof; and

(vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged

Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 2 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and the Bank Product Provider, a first priority Mortgage on each such fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents; and

(k) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 2 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon acquiring or otherwise obtaining any registered or otherwise material Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), or instruments (as defined in the Code) and, upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof as reasonably requested by Agent and do such other acts or things deemed reasonably necessary or desirable by Agent to perfect Agent’s Security Interest therein.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the

Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in order to perfect Agent’s security interest in the Collateral without such Grantor’s signature. Each Grantor also hereby ratifies its authorization for Agent to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Agent’s Right to Perform Contracts. Upon the occurrence of an Event of Default, Agent (or its designee) and until such time as such Event of Default is no longer continuing, may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Agent May Perform. During any time there is an Event of Default and such Event of Default is continuing, if any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group and the Bank Product Provider, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Provider, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

15. Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Lender Group in the Pledged Interests.

16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any the Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and this Agreement shall terminate, and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Provider, or any of them, shall release any of Grantors from any obligation, except the termination of the Credit Agreement and the payment in full of the Obligations in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

23. Governing Law.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE

EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

(c) BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24. New Subsidiaries. Pursuant to Section 5.16 of the Credit Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Borrower is required to enter into this Agreement by executing and delivering in favor of Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Lender Group and the Bank Product Provider.

26. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:

SAVVIS Communications Corporation, a Missouri corporation

By	/s/ Jeffrey H. Von Deylen
Title	Executive Vice President and Chief Financial Officer

SAVVIS, Inc., a Delaware corporation

By	/s/ Jeffrey H. Von Deylen
Title	Chief Financial Officer

SAVVIS Communications International, Inc., a Delaware corporation

By	/s/ Jeffrey H. Von Deylen
Title	Treasurer

SAVVIS Procurement Corporation, a Delaware corporation

By	/s/ Jeffrey H. Von Deylen
Title	Treasurer

SAVVIS Federal Systems, Inc., a Delaware corporation

By	/s/ Jeffrey H. Von Deylen
Title	Treasurer

Signature Page to Security Agreement

AGENT:	WELLS FARGO FOOTHILL, INC., as Agent

	By:	/s/ Phyliss Hasen
	Name:	Phyliss Hasen
	Title:	Senior Vice President

Signature Page to Security Agreement

SCHEDULE 1

COPYRIGHTS

None.

SCHEDULE 2

INTELLECTUAL PROPERTY LICENSES

Borrower, as successor in interest to Digital Island, Inc., has a license to use technology jointly owned with Kinetech, Inc. pursuant to that certain License Agreement, dated September 1, 2000, among Digital Island, Inc. and Kinetech, Inc.

Borrower has a license to use technology owned by Inkra Networks Corporation pursuant to that certain Technology Agreement, dated May 24, 2005, among Borrower and Inkra Networks Corporation.

SCHEDULE 3

PATENTS

Pending U.S. Patent Applications:

Title	Application No.	Filed
Configurable adaptive global traffic control and management	10/259,497	September 30, 2002

Managed Object Replication	10/073,938	February 14, 2002

Systems, methods and protocols for securing data in transit over networks	10/190,495	July 9, 2002

Integrity Monitoring System and Data Visualization Tool for Viewing Data Generated Thereby	10/768,738	February 2, 2004

Event monitoring system and method	10/318,025	December 13, 2002

Product toolkit system and method	10/315,214	December 10, 2002

Real-time streaming media measurement system and method	10/174,481	June 19, 2002

System and method for providing composite variance analysis for network operation	10/743,732	December 24, 2003

System and method for preventing comprehension of a printed document	09/612,598	July 2, 2003

Optimized network resource location	09/930,975	August 17, 2001

Internet content delivery network	10/095,811	March 13, 2002

Secured shared storage architecture	10/173,512	June 14, 2002

Methods and systems for shared storage virtualization	10/192,182	July 9, 2002

On-demand overlay routing for computer-based communication networks	10/630,559	July 30, 2003

Method and System for Optimizing Routing of Data Packets	11/013,361	December 17, 2004

Identifying and requesting data in network using identifiers which are based on contents of data (co-owned with Kinetech)	09/987,723	November 15, 2001

Identifying data in a data processing system (co-owned with Kinetech)	10/742,972	December 23, 2003

Content Delivery Network and Associated Methods and Mechanisms	11/017,650	December 22, 2004

Filed/Not Published	10/430,375	May 7, 2003

Filed/Not Published	09/603,174	June 23, 2000

Issued U.S. Patents:

Patent Name	Registration No.	Date Issued
System and method for providing composite variance analysis for network operation	6,708,137	March 16, 2004

Optimized network resource location	6,185,598	February 6, 2001

Internet content delivery network	6,654,807	November 25, 2003

Document management system and method for business quality modeling	6,154,753	November 28, 2000

On-demand overlay routing for computer-based communication networks	6,275,470	August 14, 2001

On-demand overlay routing for computer-based communication networks	6,473,405	October 29, 2002

On-demand overlay routing for computer-based communication networks	6,778,502	August 17, 2004

Method and system for optimizing routing of data packets	6,130,890	October 10, 2000

Data processing system using substantially unique identifiers to identify data items, whereby identical data items have the same identifiers (co-owned with Kinetech)	5,978,791	November 2, 1999

Identifying and requesting data in network using identifiers which are based on contents of data (co-owned with Kinetech)	6,415,280	July 2, 2002

Service network incorporating geographically-remote hubs linked by high speed transmission paths	6,044,405	March 28, 2000

Method and system for optimizing routing of data packets	6,870,851	March 22, 2005

Method for cloning a source application with assignment of unique identifier to clone application	6,088,516	July 11, 2000

Foreign Patents or Applications:

Country / Entity	App. No.	Patent No.
Korea	10-2004-70046B
China	2821371.8
EPO	2799672.7
Japan	2003-531370
Japan	2003-568495
Korea	10-2004-7012607
Europe	3739748.6
China
Canada	2320261
Europe	99906680.6
Hong Kong	1103543.5
Europe	128346.4	EP (UK) 1143337 B1
Sweden		128346.4
Germany		699 09 839.4-08
Australia	26529/99	763539
Japan	2000-530860
Norway	20004010
Europe	2782505.8
Europe	2752239
Japan	2001-504633
Europe	941508.4
Canada	2,374,621
Taiwan	88116516	133064
Japan	531073/1996
Europe	96910762.2
Europe	979234093
Canada	2224664	2224664
Australia	29221/97	736773
Japan	9-537246
New Zealand	329369

SCHEDULE 4

PLEDGED COMPANIES

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
Holdings	Borrower	1,606,682	Common Stock	100%	R 41

Holdings	SAVVIS Communications International, Inc.	100	Common Stock	100%	1

Borrower	SAVVIS Procurement Corporation	100	Common Stock	100%	1

Borrower	SAVVIS Federal	100	Common Stock	100%	1

SCHEDULE 5

TRADEMARKS

Trademark	Case Number/ Country	Application Number/Date	Registration Number/ Date	Status/ Intern. Class	Owner
Digital Island and Design	027078.00008 United States	76/016691 Apr 1, 2000	2524334 Jan 1, 2002	Registered 09, 38, 39, 42	Borrower

Exodus	027078.00009 United States	75/391548 Nov 17, 1997	2289845 Dec 7, 1999	Registered 42	Borrower

Exodus and Design	027078.00010 United States	75/611555 Dec 21, 1998	2486578 Sep 11, 2001	Registered 38, 42	Borrower

Exodus Communications	027078.00011 United States	74/643549 Mar 8, 1995	2371376 Jul 25, 2000	Registered 38	Borrower

Footprint	027078.00012 United States	75/536002 Aug 13, 1998	2348162 May 9, 2000	Registered 38	Borrower

Footprint Manager	027078.00013 United States	75/536003 Aug 13, 1998	2404656 Nov 14, 2000	Registered 09	Borrower

Miscellaneous Design	027078.A19 United States	76/016688 Apr 1, 2000	2511927 Nov 27, 2001	Registered 09, 38, 39, 42	Borrower

Sandpiper	027078.00019 United States	75/536252 Aug 13, 1998	2495272 Oct 9, 2001	Registered 09, 38	Borrower

Sandpiper Networks	027078.00020 United States	75/536004 Aug 13, 1998	2348163 May 9, 2000	Registered 38	Borrower

Traceware	027078.A27 United States	75/578475 Oct 28, 1998	2432671 Mar 6, 2001	Registered 09, 42	Borrower

Digital Island	027078.A1 Australia	787926 Mar 10, 1999	787926 Mar 10, 1999	Registered 38, 42	Borrower

Digital Island	027078.A2 Benelux	899974 Aug 27, 1997	627765 Aug 22, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A4 Canada	854891 Aug 29, 1997	TMA531443 Aug 18, 2000	Registered 38, 42	Borrower

Digital Island	027078.A5 China (People’s Republic)	Dec 3, 1997	1272262 May 7, 1999	Registered 42	Borrower

Digital Island	027078.A6 European Community	000611830 Aug 22, 1997	000611830 Mar 24, 2000	Registered 38, 42	Borrower

Digital Island	027078.A7 France	97/692686 Aug 26, 1997	97/692686 Aug 26, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A8 Germany	397407467 Aug 26, 1997	39740746 Sep 7, 2000	Registered 38, 42	Borrower

Digital Island	027078.00026 Hong Kong	199712364 Aug 28, 1997	1999B14489 Nov 22, 1999	Registered 42	Borrower

Digital Island	027078.A11 Israel	12644 Mar 15, 1999	126499 Mar 15, 1999	Registered 42	Borrower

Digital Island	027078.A10 Italy	MI97C007851 Aug 19, 1997	00810989 Aug 26, 2000	Registered 38, 42	Borrower

Digital Island	027078.A12 Japan	H09-155677 Sep 5, 1997	4422960 Oct 6, 2000	Registered 38, 42	Borrower

Digital Island	027078.A18 Korea, Republic of	12415/97 Sep 2, 1997	53258 Feb 10, 1999	Registered XX 106 (Korean)	Borrower

Digital Island	027078.A19 Korea, Republic of	12415/97 Sep 2, 1997	49296 Nov 10, 1998	Registered XX 112 (Korean)	Borrower

Digital Island	027078.A13 Mexico	388756 Aug 26, 1999	633920 Aug 26, 1999	Registered 38	Borrower

Digital Island	027078.A14 Mexico	388757 Aug 26, 1999	628317 Aug 26, 1999	Registered 42	Borrower

Digital Island	027078.A16 Singapore	T97/10653I Aug 30, 1997	T97/10653I Aug 30, 1997	Registered 38	Borrower

Digital Island	027078.A17 Singapore	T97/10654G Aug 30, 1997	T97/10654G Aug 30, 1997	Registered 42	Borrower

Digital Island	027078.A21 United Kingdom	2142965 Aug 22, 1997	2142965 Sep 4, 1998	Registered 38, 42	Borrower

Digital Island and Design	027078.A11 Chile	515379 Jan 22, 2001	635510 Jul 8, 2002	Registered 09	Borrower

Digital Island and Design	027078.A12 Chile	515380 Jan 22, 2001	635514 Jul 8, 2002	Registered 09	Borrower

Exodus Communications	027078.00000 India		929526 Jun 2, 2000	Registered 09	Borrower

Footprint	027078.00041.TR.001 Canada	1097885 Mar 29, 2001	TMA628228 Dec 13, 2004	Registered	Borrower

Footprint	027078.A7 China	2001002396 Jan 2, 2001	1714122 Feb 14, 2002	Registered 09	Borrower

Footprint	027078.A8 China	2001002397 Jan 2, 2001	1739878 Mar 28, 2002	Registered 09, 38, 42	Borrower

Footprint	027078.A7 European Community	2150902 Mar 27, 2001	2150902 Apr 24, 2002	Registered 09, 38, 42	Borrower

Footprint	027078.00025 Hong Kong	200105397 Apr 4, 2001	300241596 Apr 4, 2003	Registered 09	Borrower

Footprint	027078.A3 Hong Kong	20015398 Apr 4, 2001	300241587 Apr 4, 2003	Registered 38	Borrower

Footprint	027078.A1 Japan	2001-27959 Apr 4, 2001	4634166 Jan 10, 2003	Registered 09, 38	Borrower

Traceware	027078.A22 Benelux	938603 May 20, 1999	668621 May 20, 1999	Registered 09, 35, 38, 42	Borrower

Traceware	027078.A42 Japan	H11-048311 May 31, 1999	4641499 Jan 31, 2003	Registered 09, 42	Borrower

Traceware	027078.A26 United Kingdom	2197828 May 19, 1999	2197828 Jul 7, 2000	Registered 09, 42	Borrower

Business Ready Hosting	02707800074 USA	78/290497 Aug 21, 2003		Pending	Borrower

Digital Island	027078.A3 Brazil	820208094 Sep 3, 1997		Pending 42	Borrower

Digital Island	027078.A15 Russian Federation	99703298 Mar 15, 1999		Pending 09, 35, 38, 42	Borrower

Traceware	027078.A23 Germany	39929157.1 May 20, 1999		Pending 09, 42	Borrower

Traceware	027078.A25 Switzerland	04718/1999 May 21, 1999		Pending 09, 42	Borrower

Digital Island	027078A1 Australia	787926 Mar 10, 1999	787926 Mar 10, 1999	Registered 38, 42	Borrower

Digital Island	027078.A2 Benelux	899974 Aug 27, 1997	627765 Aug 27, 1997	Registered 35, 38, 42	Borrower

Digital Island	027078.A3 Brazil	820208094 Sep 3, 1997		Pending 42	Borrower

IFAS	USA	78/276833 Jul 21, 2003		Published 38, 42	Borrower

Intelligent IP Networking for Dynamic Companies	USA	76/130150 Sep 15, 2000	2500174 Oct 23, 2001	Registered 38	Borrower

Proconnect	USA	75/816511 Oct 6, 1999	2452623 May 22, 2001	Registered 38	Borrower

Prolink	USA	75/816915 Oct 6, 1999	2364749 Jul 4, 2000	Registered 38	Borrower

Promanaged	USA	75/816755 Oct 6, 1999	2421038 Jan 16, 2001	Registered 38	Borrower

Promanaged Plus	USA	75/816753 Oct 6, 1999	2421036 Jan 16, 2001	Registered 38	Borrower

Prosecure	USA	75/816560 Oct 6, 1999	2421035 Jan 16, 2001	Registered 42	Borrower

SAVVIS	USA	75/816754 Oct 6, 1999	2421037 Jan 16, 2001	Registered 38	Borrower

SAVVIS Communications	USA	75/204404 Nov 26, 1996	2148947 Apr 7, 1998	Registered 38	Borrower

The Network that Powers Wall Street	USA	78/112647 Mar 5, 2002	2757570 Aug 26, 2003	Registered 38	Borrower

Trust the Network that Powers Wall Street to Empower Your Business	USA	78/156212 Aug 21, 2002	2719511 May 27, 2003	Registered 38	Borrower

When “Good Enough” is not Enough	USA	78/273893 Jul 14, 2003		Pending 38, 42	Borrower

When “Good Enough” is Not Enough…There’s SAVVIS	USA	78/205360 Jan 21, 2003	2907240 Nov 30, 2004	Registered 38, 42	Borrower

SAVVIS	Argentina	2,233,944 Aug 10, 1999	1,810,829 Nov 16, 2000	Registered	Borrower

SAVVIS	Austria	AM 4944/99 Aug 9, 1999	n/a	Abandoned	Borrower

SAVVIS	Australia	805747 Aug 1, 1999	805747 Sep 1, 1999	Registered	Borrower

SAVVIS	Bahamas	n/a	n/a	Not filed	Borrower

SAVVIS	Benelux (Belgium, Netherlands, Luxembourg)	944192 Aug 13, 1999	944,192 Aug 13, 1999	Registered	Borrower

SAVVIS	Bermuda	TMA 31093 Sep 28, 1999	n/a	Abandoned on 3/24/01	Borrower

SAVVIS	Brazil	821,734,032 Oct 20, 1999	n/a	Abandoned	Borrower

SAVVIS	Canada	1025143 Aug 9, 1999	TMA593797 Nov 3, 2003	Registered	Borrower

SAVVIS	Cayman Islands	Same as UK Reg.	2205574	Withdrawn	Borrower

SAVVIS	Chile	462,343 Sep 28, 1999	562,134 Feb 23, 2000	Registered	Borrower

SAVVIS	China	9900126680 Oct 26, 1999	1475715 Nov 14, 2000	Registered	Borrower

SAVVIS	Columbia	99-055,381 Sep 2, 1999	251019 Jul 28, 2000	Registered	Borrower

SAVVIS	Denmark	VA 1999 03241 Aug 10, 1999	VR 200002409 Jun 2, 2000	Registered	Borrower

SAVVIS	Finland	T199902524 Aug 13, 1999	218769 Sep 29, 2000	Registered	Borrower

SAVVIS	France	99 807 353 Aug 10, 1999	99 807 353 Aug 10, 1999	Registered	Borrower

SAVVIS	Germany	399 48 151.6/38 Aug 11, 1999	399 48 151 Feb 24, 2000	Registered	Borrower

SAVVIS	Greece	142742 Dec 27, 1999	142742 Jul 17, 2001	Registered	Borrower

SAVVIS	Hong Kong	12015/99 Sep 2, 1999	6116/200 Sep 22, 1999	Registered	Borrower

SAVVIS (Cl. 16)	India	875438 Sep 8, 1999		OA Response pending (Descriptive, LOC)	Borrower

SAVVIS (Cl. 38)	India	Aug 9, 2004		OA Response pending (Descriptive)	Borrower

SAVVIS	Indonesia	J99 14299 Aug 10, 1999	462586 Jan 17, 2002	Registered	Borrower

SAVVIS	Ireland	99/2711 Sep 9, 1999	215344 Aug 9, 1999	Registered	Borrower

SAVVIS	Italy	RM 99 004138 Sep 18, 1999	892,142 May 20, 2003	Registered	Borrower

SAVVIS	Japan	78023/1999 Sep 24, 1999	4468427 Apr 20, 2001	Registered	Borrower

SAVVIS	Korea (South)	99-11609 Aug 11, 1999	63964 Oct 13, 2000	Registered	Borrower

SAVVIS	Malaysia	99/09513 Sep 27, 1999	9909513 Sep 27, 1999	Registered	Borrower

SAVVIS	Mexico	387764 Aug 19, 1999		Office Action Response Pending (LOC w/SAVVY) Request Consent if Necessary	Borrower

SAVVIS	New Zealand	314238 Aug 6, 1999	314238 Aug 11, 1999	Registered	Borrower

SAVVIS	Norway	99,07982 Aug 10, 1999	212,105 Dec 6, 2001	Registered	Borrower

SAVVIS	Oman	20718 Aug 22, 1999		Office Action Response pending 6/1/03	Borrower

SAVVIS	Panama	104756 Jan 7, 2000	104756 Jan 23, 2001	Registered	Borrower

SAVVIS	Peru	90061 Aug 26, 1999	20335 Feb 14, 2000	Registered	Borrower

SAVVIS	Philippines	4-1999- 0005760 Aug 10, 1999	n/a	Abandoned	Borrower

SAVVIS (Refile)	Philippines	4-2003-0000653 Jan 24, 2002		• Awaiting 1st OA	Borrower

SAVVIS	Portugal	346732R May 22, 2000	346,732 Jun 18, 2001	Registered	Borrower

SAVVIS	Qatar	21227 Aug 22, 1999		Power of Attorney to FA 11/19/00 Awaiting 1st OA	Borrower

SAVVIS	Saudi Arabia	62338 Jan 30, 2000	n/a	Abandoned	Borrower

SAVVIS	Singapore	T99/08532F Aug 11, 1999	T99/08532F Aug 11, 1999	Registered	Borrower

SAVVIS	South Africa	09914532 Aug 11, 1999	99/14532 Aug 11, 1999	Registered	Borrower

SAVVIS	Spain	30013 Nov 4, 1999	2268139 May 5, 2000	Registered	Borrower

SAVVIS	Sweden	99-05605 Aug 11, 1999	348472 Sep 7, 2001	Registered	Borrower

SAVVIS	Switzerland	07169/1999 Aug 10, 1999	444,337 Aug 10, 1999	Registered	Borrower

SAVVIS	Taiwan	88244000 Sep 3, 1999	130192 Oct 1, 2000	Registered	Borrower

SAVVIS	Thailand	399301 Sep 28, 1999	399301 Sep 28, 1999	Registered	Borrower

SAVVIS	Trinidad & Tobago	30013 Oct 11, 1999	30013 Jun 15, 2000	Registered	Borrower

SAVVIS	UAE	35012 Feb 14, 2000	27231 Jan 20, 2001	Registered	Borrower

SAVVIS	United Kingdom	2205574 Aug 12, 1999	2205574 Aug 12, 1999	Registered	Borrower

SAVVIS	Venezuela	2000-005288 Mar 30, 2000	S-015744 Nov 22, 2000	Registration Fee Paid	Borrower

! (design)	United States		2073528 Jun 24, 1997	Registered 38	Borrower

! (design)	Australia		753161 Jan 21, 1998	Registered 38	Borrower

! (design) (Color is a feature of the Mark)	Canada		—	—	Borrower

! (design)	Canada		TMA497523 Jul 21, 1998	Registered	Borrower

! (design) (in color)	China		1372462 Mar 7, 2000	Registered 38	Borrower

! (design)	Egypt		112422 Jan 25, 1998	Registered 42	Borrower

! (design)	European Community		000664110 Aug 23, 1999	Registered 38	Borrower

! (design)	Israel		117974 Feb 23, 1999	Registered 42	Borrower

! (design)	Japan		4322967 Oct 8, 1999	Registered 38	Borrower

! (design)	Liechtenstein		10656 Jun 10, 1998	Registered 38	Borrower

! (design)	Mexico	565847 Nov 28, 1997	Registered 38	Borrower

! (design)	New Zealand	287889 Oct 24, 1997	Registered 38	Borrower

! (design)	Norway	191764 Jul 30, 1998	Registered 38, 42	Borrower

! (design)	Poland	134775 Jan 26, 1998	Registered 38	Borrower

! (design)	North Korea	9679 Aug 26, 1998	Registered 38	Borrower

! (design)	Romania	34769 Mar 6, 1998	Registered 38	Borrower

! (design)	Russian Federation	177064 Jan 23, 1998	Registered 38	Borrower

! (design)	Saudi Arabia	483/60 Jun 17, 1998	Registered 42	Borrower

! (design)	South Africa	98/1204 Jan 30, 1998	Registered 38	Borrower

! (design)	United Arab Emirates	22845 May 20, 1998	Registered 38	Borrower

WAM!BASE	United States	2147154 Mar 31, 1998	Registered 39	Borrower

WAM!BASE	Australia	753163 Jan 21, 1998	Registered 35	Borrower

WAM!BASE	Canada	TMA523073 Feb 15, 2000	Registered	Borrower

WAM!BASE (in Chinese Characters)	China	1292268 Jul 7, 1999	Registered 42	Borrower

WAM!BASE	China	1292270 Jul 7, 1999	Registered 42	Borrower

WAM!BASE	South Korea	52745 Jan 27, 1999	Registered 112 (Korean Class)	Borrower

WAM!BASE	Egypt (in Arabic)	112426 Jan 25, 1998	Registered 42	Borrower

WAM!BASE	Egypt	112424 Jan 25, 1998	Registered 42	Borrower

WAM!BASE	European Community	000664136 Dec 17, 1999	Registered 42	Borrower

WAM!BASE	Israel	117633 May 6, 1999	Registered 42	Borrower

WAM!BASE	Japan	4423186 Oct 6, 2000	Registered 35	Borrower

WAM!BASE	Liechtenstein	10653 Jun 10, 1998	Registered 42	Borrower

WAM!BASE	Mexico	566817 Dec 15, 1997	Registered 42	Borrower

WAM!BASE	New Zealand	287895 Oct 22, 1997	Registered 42	Borrower

WAM!BASE	Norway	191763 Jul 30, 1998	Registered 35, 38, 42	Borrower

WAM!BASE	Poland	134963 Mar 11, 2003	Registered 38	Borrower

WAM!BASE	North Korea	9678 Aug 26, 1998	Registered 38	Borrower

WAM!BASE	Romania	35264 Mar 6, 1998	Registered 38	Borrower

WAM!BASE	Russian Federation	190323 Jun 28, 2000	Registered 42	Borrower

WAM!BASE (in Arabic)	Saudi Arabia	471/20 Jun 18, 1998	Registered 42	Borrower

WAM!BASE	Saudi Arabia	467/91 Jun 17, 1998	Registered 42	Borrower

WAM!BASE	South Africa	98/1205 Nov 5, 2001	Registered 38	Borrower

WAM!BASE	Switzerland	474586 Jul 27, 2000	Registered 35	Borrower

WAM!BASE (in Arabic)	United Arab Emirates	22023 May 20, 1998	Registered 42	Borrower

WAM!BASE	United Arab Emirates	26620 May 20, 1998	Registered 42	Borrower

WAM!NET	United States	2024019 Dec 17, 1996	Registered 38	Borrower

WAM!NET	Australia	753160 Jan 21, 1998	Registered 38	Borrower

WAM!NET	Canada	TMA497425 Jul 20, 1998	Registered	Borrower

WAM!NET (in Chinese Characters)	China	1277448 May 21, 1999	Registered 38	Borrower

WAM!NET	China	1299823 Jul 28, 1999	Registered 38	Borrower

WAM!NET	South Korea	52310 Jan 20, 1999	Registered 112 (Korean Class)	Borrower

WAM!NET	Egypt	112420 Jan 25, 1998	Registered 38	Borrower

WAM!NET (in Arabic)	Egypt	112421 May 26, 2002	Registered 42	Borrower

WAM!NET	European Community	000346759 Mar 1, 1999	Registered 9, 38, 42	Borrower

WAM!NET	Israel	117634 Jun 7, 1999	Registered 42	Borrower

WAM!NET	Israel	117631 Jun 7, 1999	Registered 9	Borrower

WAM!NET	Japan	4378525 Apr 21, 2000	Registered 38	Borrower

WAM!NET	Liechtenstein	10654 Jun 10, 1998	Registered 38	Borrower

WAM!NET	Mexico	541389 Jan 31, 1997	Registered 38	Borrower

WAM!NET	New Zealand	287896 Feb 4, 1998	Registered 38	Borrower

WAM!NET	New Zealand	288016 Feb 4, 1998	Registered 9	Borrower

WAM!NET	Norway	191761 Jul 30, 1998	Registered 38, 42	Borrower

WAM!NET	Poland	134777 Jan 26, 1998	Registered 38	Borrower

WAM!NET	North Korea	9680 Aug 26, 1998	Registered 38	Borrower

WAM!NET	Romania	35262 Mar 6, 1998	Registered 38	Borrower

WAM!NET	Russian Federation	185370 Mar 3, 2001	Registered 38	Borrower

WAM!NET (in Arabic)	Saudi Arabia	471/16 Jun 18, 1998	Registered 42	Borrower

WAM!NET	Saudi Arabia	471/17 Jun 18, 1998	Registered 42	Borrower

WAM!NET	South Africa	98/1202 Jan 30, 1998	Registered 38	Borrower

WAM!NET	Switzerland	466385 Nov 4, 1999	Registered 38	Borrower

WAM!PROOF	United States	2024112 Dec 17, 1996	Registered 38	Borrower

WAM!PROOF	Australia	753162 Jan 21, 1998	Registered 38	Borrower

WAM!PROOF	Canada	TMA497449 Jul 20, 1998	Registered	Borrower

WAM!PROOF	China	1277449 May 21, 1999	Registered 38	Borrower

WAM!PROOF (in Chinese Characters)	China	1277447 May 21, 1999	Registered 38	Borrower

WAM!PROOF	South Korea	52744 Jan 27, 1999	Registered 112 (Korean Class)	Borrower

WAM!PROOF	Egypt	112425 Jan 25, 1998	Registered 42	Borrower

WAM!PROOF (in Arabic)	Egypt	112423 Jan 25, 1998	Registered 42	Borrower

WAM!PROOF	European Community	000664086 Feb 22, 1999	Registered 38	Borrower

WAM!PROOF	Israel	117632 Feb 7, 1999	Registered 42	Borrower

WAM!PROOF	Japan	4322968 Oct 8, 1999	Registered 38	Borrower

WAM!PROOF	Liechtenstein	10655 Jun 10, 1998	Registered 38	Borrower

WAM!PROOF	Mexico	566818 Dec 15, 1997	Registered 38	Borrower

WAM!PROOF	New Zealand	287894 Oct 22, 1997	Registered 38	Borrower

WAM!PROOF	Norway	191762 Jul 30, 1998	Registered 35, 38, 42	Borrower

WAM!PROOF	Poland	134774 Jan 26, 1998	Registered 38	Borrower

WAM!PROOF	North Korea	9677 Aug 26, 1998	Registered 38	Borrower

WAM!PROOF	Romania	35263 Mar 6, 1998	Registered 38	Borrower

WAM!PROOF	Russian Federation	178753 Jan 23, 1998	Registered 38	Borrower

WAM!PROOF (in Arabic)	Saudi Arabia	471/19 Jun 18, 1998	Registered 42	Borrower

WAM!PROOF	Saudi Arabia	471/18 Apr 5, 1999	Registered 42	Borrower

WAM!PROOF	South Africa	98/1203 Jan 30, 1998	Registered 38	Borrower

WAM!PROOF	Switzerland	466384 Nov 4, 1999	Registered 38	Borrower

WAM!PROOF (in Arabic)	United Arab Emirates	—	38	Borrower

WAM!PROOF	United Arab Emirates	—	38	Borrower

SCHEDULE 6

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 7

OWNED REAL PROPERTY

None.

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions
Borrower	Secretary of State of Missouri

Holdings	Secretary of State of Delaware

SAVVIS Communications International, Inc.	Secretary of State of Delaware

SAVVIS Procurement Corporation	Secretary of State of Delaware

SAVVIS Federal	Secretary of State of Delaware

ANNEX 1 TO SECURITY AGREEMENT

FORM OF SUPPLEMENT

Supplement No.              (this “Supplement”) dated as of                                 ,             , to the Security Agreement of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and WELLS FARGO FOOTHILL, INC. in its capacity as Agent for the Lender Group and the Bank Product Provider (together with the successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation, as borrower (“Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrower; and

WHEREAS, pursuant to Section 5.16 of the Credit Agreement, new direct or indirect Subsidiaries of Borrower, must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group and the Bank Product Provider;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group and the Bank

Product Provider, a security interest in and security title to all assets of such New Grantor including, without limitation, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Copyrights”, Schedule 2, “Intellectual Property Licenses”, Schedule 3, “Patents”, Schedule 4, “Pledged Companies”, Schedule 5, “Trademarks”, Schedule 6, “Commercial Tort Claims”, Schedule 7, “Owned Real Property,” and Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Provider that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

AGENT:	WELLS FARGO FOOTHILL, INC.

By:
Name:
Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this              day of                                      , among Grantors listed on the signature pages hereof ( collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group and the Bank Product Provider (together with its successors, the “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation, as borrower ( “Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Provider, that certain Security Agreement dated as of June 10, 2005 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Provider, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

____________________________________

By:
Name:
Title:

____________________________________

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this              day of                                              , among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation, as borrower (the “Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Provider, that certain Security Agreement dated as of June 10, 2005 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Provider, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

____________________________________

By:
Name:
Title:

____________________________________

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

EXHIBIT C

Annex 1 to Security Agreement

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                                  , 20    , is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to Wells Fargo Foothill, Inc., as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement and/or the Credit Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

____________________________________

By:
Name:
Title:

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this              day of                                  , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement of dated as of June 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation; as borrower ( “Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”) and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Provider, that certain Security Agreement dated as of June 10, 2005 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Provider, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

____________________________________

By:
Name:
Title:

____________________________________

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses